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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           First Finacial Bancorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:
           March 20, 1998
     -------------------------------------------------------------------------

Notes:

                            FIRST FINANCIAL BANCORP

                               701 South Ham Lane
                             Lodi, California 95242

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 1998



TO EACH SHAREHOLDER OF
FIRST FINANCIAL BANCORP:


      You are invited to attend the Annual Meeting of Shareholders of First Financial Bancorp, a California corporation (the "Company"), which will be held at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, on Tuesday, April 28, 1998, at 5:30 p.m., Pacific Time, for the following purposes:

1. To elect a Board of eight directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.
      The names of the nominees to be presented for election are set forth in the accompanying Proxy Statement.

2. To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

      Section 2.05 of the Bylaws of the Company, as amended, provides as follows:

          "Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 25 days' notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the Corporation must disclose regarding director nominees in the Corporation's proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each such nominee."

      Only shareholders of record at the close of business on March 2, 1998, are entitled to notice of, and to vote at, the meeting. In order to ensure your representation, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. If you attend the meeting and wish to vote in person, your proxy will not be used.


                              By Order of the Board of Directors,



                              David M. Philipp
                              Executive Vice President, Chief Financial Officer, and Secretary



Lodi, California
March 20, 1998

                            FIRST FINANCIAL BANCORP

                              701 South Ham Lane
                            Lodi, California 95242


                                PROXY STATEMENT



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Financial Bancorp, a California corporation (the "Company"), for the annual meeting of shareholders of the Company, to be held on Tuesday, April 28, 1998, at 5:30 p.m., Pacific Time, at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, and any adjournment or postponement thereof (the "Annual Meeting"). The purposes of the meeting are set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached. The Company anticipates mailing this Proxy Statement and form of proxy to its shareholders on or about March 20, 1998.

     The cost of this solicitation will be paid by the Company. The solicitation of proxies will be made primarily by use of the mails. In addition, directors, officers and regular employees of the Company may make solicitations by telephone, facsimile or personal interviews, and may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies to management. The Company will reimburse such banks, brokers and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

     A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Secretary of the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to or at the time of the Annual Meeting will be voted in accordance with the instructions on the proxy. If no specification is made, proxies will be voted in the election of directors "FOR" the nominees of the Board of Directors, and, at the proxyholders' discretion, on such other matters, if any, which may come before the meeting (including any proposal to postpone or adjourn the meeting).


                      OUTSTANDING SHARES AND VOTING RIGHTS

     There were issued and outstanding 1,332,842 shares of the Company's common stock, no par value (the "Common Stock"), on March 2, 1998, which has been set as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

     The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because under applicable rules the broker cannot vote on the matter in the absence of instructions from the beneficial owner. The effect of abstentions and broker non-votes on the calculation of the required vote on specific proposals to be brought before the Annual Meeting is discussed under each proposal, where applicable.

     On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of stock outstanding in the holder's name on the books of the Company as of the Record Date. For the election of directors, each shareholder has cumulative voting rights. Cumulative voting rights entitle each shareholder to cast that number of votes which equals the number of shares held by such shareholder, multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or may distribute his or her votes among any or all of the candidates as he or she chooses. In order for a shareholder to cumulate votes, the nominee's name must be placed in nomination prior to the voting and the shareholder desiring to cumulate votes must give notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes. The proxy holders are given discretionary authority under the terms of the proxy to cumulate votes with respect to shares for which they hold a proxy.


                             PRINCIPAL SHAREHOLDERS

     As of March 2, 1998, no individual known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock, except as described below:

TITLE OR    NAME AND ADDRESS OF    NUMBER OF SHARES    PERCENTAGE
CLASS         PRINCIPAL OWNER     BENEFICIALLY OWNED      OWNED
----------  --------------------  -------------------  -----------

Common      Weldon D. Schumacher          107,364 (1)        7.48%
Stock       1303 Rivergate Drive
            Lodi, CA 95240

Common      Raymond H. Coldani             72,644 (2)        5.06%
Stock       13199 N. Ray Road
            Lodi, CA 95242
___________________________________

(1) Includes 2,074 shares owned by Dr. Schumacher's wife, 85,970 shares held as community property and 1,575 shares subject to options that are exercisable as of March 2, 1998, or become exercisable within 60 days thereafter.

(2) Includes 16,380 shares owned by Mr. Coldani's wife, 55,739 shares held as community property and 525 shares subject to options that are exercisable as of March 2, 1998, or become exercisable within 60 days thereafter.

                                 PROPOSAL NO. 1
                      ELECTION OF DIRECTORS OF THE COMPANY

     The Bylaws provide that the Company's Board of Directors shall consist of not less than eight nor more than fifteen directors. The authorized number of directors to be elected at the Annual Meeting is eight. The term of office for each director extends until the next annual meeting and until his or her successor is elected and qualified.

     The names of the eight nominees for whom votes will be cast pursuant to the proxies which are hereby solicited are set forth below. All of the nominees are currently serving as directors of the Company and its subsidiary, Bank of Lodi, N.A. (the "Bank"), and all of the nominees have been serving in such capacities since the organization of the Company in May, 1982.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below, subject to the proxyholders' discretionary power to cumulate votes. Votes withheld and broker non-votes as to one or more or all nominees have no legal effect, although such votes will be counted as shares that are present for purposes of determining the presence of a quorum. The eight nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Instructions on the proxy to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer affirmative votes. If any nominee is unable to serve, the proxies will be voted by the proxyholders in their discretion for another person. Management has no reason to believe that any of the nominees will decline to serve as a director.

     The following table sets forth certain information with respect to those persons nominated by the Board of Directors of the Company for election as directors, as well as all directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. There is no family relationship between any of the directors or executive officers. The Company has only one class of shares, Common Stock, outstanding.


                                                      COMMON STOCK BENEFICIALLY
                                                      OWNED AS OF MARCH 2, 1998
                                                      -------------------------

                                                              NUMBER OF
 NAME                             AGE  POSITION WITH COMPANY  SHARES        PERCENT
--------------------------------  ---  ---------------------  ---------     -------

Benjamin R. Goehring (a,b,c,d)     66  Chairman of the Board     34,247(1)     2.39%
                                       of Directors

Weldon D. Schumacher (a,b,d)       62  Vice Chairman of the     107,364(2)     7.48%
                                       Board of Directors

Bozant Katzakian (a,c,d)           83  Director                  43,330(3)     3.02%

Angelo J. Anagnos (b,d)            63  Director                  26,644(4)     1.86%

Raymond H. Coldani (c)             73  Director                  72,644(5)     5.06%

Michael D. Ramsey (c)              59  Director                  24,843(6)     1.73%

Frank M. Sasaki (b,d)              69  Director                  14,762(7)     1.03%

Dennis R. Swanson (a,b,d)          64  Director                  30,107(8)     2.10%

All directors and officers                                      446,076(9)    31.10%
as a group (13 persons)

_______________________________

 (a) Member of the Executive Committee
 (b) Member of the Audit Committee and the Compensation and Stock Option
     Committee
 (c) Member of the Loan and Investment Committee
 (d) Member of the Marketing Committee
_______________________________

(1) Includes 11,259 shares owned by Mr. Goehring's wife, 925 shares owned by Mr. Goehring in joint tenancy with his children, and 3,675 shares subject to options that are exercisable as of March 2, 1998 or become exercisable within 60 days thereafter.

(2) Includes 2,074 shares owned by Dr. Schumacher's wife, 85,970 shares held as community property and 1,575 shares subject to options that are exercisable as of March 2, 1998 or become exercisable within 60 days thereafter.

(3) Includes 39,655 shares held in trust by Mr. Katzakian and his wife as trustees and 3,675 shares subject to options that are exercisable as of March 2, 1998 or become exercisable within 60 days thereafter.

(4) Includes 8,852 shares owned by Mr. Anagnos' wife and 3,675 shares subject to options that are exercisable as of March 2, 1998 or become exercisable within 60 days thereafter.

(5) Includes 16,380 shares owned by Mr. Coldani's wife, 55,739 shares held as community property and 525 shares subject to options that are exercisable as of March 2, 1998 or become exercisable within 60 days thereafter.

(6) Includes 5,292 shares owned by the Newman & Ramsey Pension and Profit Sharing Trust, 15,876 shares owned by Mr. Ramsey as community property and 3,675 shares subject to options that are exercisable as of March 2, 1998 or become exercisable within 60 days thereafter.

(7) Includes 11,087 shares owned by Mr. Sasaki as community property together with his wife and 3,675 shares subject to options that are exercisable as of March 2, 1998 or become exercisable within 60 days thereafter.

(8) Includes 10,292 shares held by Charles Schwab & Co., Custodian for Individual Retirement Account, of which Dr. Swanson is the sole beneficiary, 588 shares held by Bank of Lodi, N.A., Custodian for Individual Retirement Account, of which Dr. Swanson is the sole beneficiary, 15,552 shares owned by Dr. Swanson as community property together with his wife, and 3,675 shares subject to options that are exercisable as of March 2, 1998 or become exercisable within 60 days thereafter.

(9) Officers included in this total are the President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, the Senior Vice President and Chief Credit Officer, the Senior Vice President and Operations Administrator, and the Senior Vice President and Sacramento Area Regional Manager, in each case of the Company and the Bank. Shares include 77,400 shares subject to options that are exercisable as of March 2, 1998 or become exercisable within 60 days thereafter.


       The following is a brief description of the business experience of each nominee.

       BENJAMIN R. GOEHRING was appointed Chairman of the Board of Directors of the Bank in February, 1996 and the Company in 1996. He is President of T&G Technologies, Inc., and was formerly the President and principal shareholder of Goehring Meat, Inc., a meat processing concern headquartered in Lodi, California, prior to its sale to Victor Fine Foods in 1988. He holds a Bachelor of Science degree from the University of California. He is a member of many civic, fraternal and professional organizations, and also serves on the board of directors for the National Meat Association, the Mokelumne River School, and several environmental companies.

       WELDON D. SCHUMACHER, M.D. was appointed  Vice Chairman of the Board of
the Bank and the Company in April, 1996.   Dr. Schumacher has been engaged in
the private practice of medicine in Lodi, California, since 1968. He holds a Bachelor of Arts degree from Loma Linda University, Loma Linda, California, and a Doctor of Medicine degree from Loma Linda University School of Medicine. Dr. Schumacher is active in a number of civic and professional organizations, including the San Joaquin County Medical Society, California Medical Association, American Medical Association, American Academy of Family Physicians and the Lodi District Chamber of Commerce.

       BOZANT KATZAKIAN was Chairman of the Board of the Company from inception to April, 1996 and was Chairman of the Board of the Bank from inception through February , 1995. He also has served as Chairman of Delta Title Guaranty Co. and as a member of the Board of Directors for Oceanic Financial Corporation in San Francisco and Old Republic Title of San Francisco. Mr. Katzakian served eight years on the Lodi City Council and was the Mayor of Lodi for three years. Mr. Katzakian was instrumental in organizing the Lodi Area Crime Stoppers and served as its first President. Mr. Katzakian has been active in, and is a past President of, the Lodi Lodge of the Fraternal Order of Eagles, Lodi Lions Club, Lodi District Chamber of Commerce, Lodi Board of Realtors, Lodi Grape Festival and National Wine Show, Central Valley Division of California Cities, and District Seven California Association of Realtors. Mr. Katzakian was also the 1968 Lodi Outstanding Citizen of the Year, is a member of both the Realtors and United Way Volunteer Hall of Fame, and past recipient of the Lions International Melvin Jones Fellow Award.

       ANGELO J. ANAGNOS has been an active partner in Sunwest Liquors and Delicatessen, Lodi, California, since January, 1983. From 1957 to January 1983, he was the owner of Payless Market and Liquors in Lodi, California. Mr. Anagnos is a member of a number of fraternal and professional organizations, including Lodi Elks Club, Lodi Eagles, Order of the Ahepa, Lodi Hellenic Society and the Lodi District Chamber of Commerce.

       RAYMOND H. COLDANI has been a self-employed farmer and real estate broker in Lodi, California for 30 years, and is the President and co-owner of Coldani Realty, Inc. He is a member of the Lodi Board of Realtors and serves on the Board of Directors for Reclamation District No. 548.

       MICHAEL D. RAMSEY is Vice President of Accordia of California Insurance Services, Inc. Mr. Ramsey has been the owner of Lobaugh, Newman & Ramsey, Inc. since 1972. He holds a Bachelor of Science degree from the University of the Pacific in Stockton, California. Mr. Ramsey is active in several civic, fraternal and professional organizations, including the Independent Insurance Agents of San Joaquin County, the Independent Insurance Agents of America, Woodbridge Masonic Lodge #131, Ben Ali Shrine, and Stockton Scottish Rite.

       FRANK M. SASAKI has been the owner of Sak's T.V. and Home Furnishings in Lodi, California, since 1954. He is a member of the Lodi Memorial Hospital Foundation Board. Mr. Sasaki was the 1997 Lodi Outstanding Citizen of the Year and in 1973 received the Silver Beaver award from the Boy Scouts of America for his years of distinguished service to the Boy Scouts and the community. He is also active in several civic, fraternal and professional organizations, including the Boy Scouts of America, the Lodi Lions Club, the Lodi Japanese American Citizens League, the Lodi District Chamber of Commerce and the California State Electronics Association.

       DENNIS R. SWANSON, D.C. practiced chiropractic in Lodi from 1965 to 1995 and is presently semi-retired. He graduated from Los Angeles College of Chiropractic in 1964 and has been active in State and local professional organizations. He is a member of the American Chiropractic Association, the California Chiropractic Association, and the San Joaquin County Chiropractic Society. Dr. Swanson has served on the California State Board of Medical Quality Assurance, and also served for 18 years as a commissioner of the Lodi Parks and Recreation Commission.

     COMMITTEES OF THE BOARD OF DIRECTORS

     In order to facilitate the handling of various functions of the Board of Directors, the Board has appointed several standing committees, including an Executive Committee, an Audit Committee, a Loan and Investment Committee, a Marketing Committee, and a Compensation and Stock Option Committee. The members of such committees are set forth above in the table under "ELECTION OF DIRECTORS OF THE COMPANY."

     The Board of Directors has not established a nominating committee or similar committee. The Board of Directors has approved the nominees listed above as candidates for election as directors. Nominees for election to the Board of Directors may also be nominated by shareholders, pursuant to the procedures set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached.

     The Executive Committee meets from time to time as necessary and, while the Board is not in session, possesses all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may, by law, be delegated to it by the Board of Directors. The Executive Committee met one time during 1997.

     The Audit Committee is empowered to (i) meet with the independent auditors of the Company and review the scope of the annual audit, any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the Company, (ii) advise and assist the Board in evaluating the auditors' performance, including the scope and adequacy of the auditors' examination, (iii) nominate, with the approval of the Board, the firm of independent auditors to be submitted to the shareholders of the Company for ratification at the annual meeting thereof, if such submission is deemed desirable by the Board, (iv) review the Company's annual financial statements and discuss such statements with the auditors prior to their release, (v) receive and consider the auditors' comments and suggestions as to the internal audit and control procedures, adequacy of staff and other matters, (vi) perform such other functions and undertake such investigations relating to the financial accounting aspects of the Company as the Board may direct, and (vii) retain and consult with counsel or other experts as the Committee may consider necessary or appropriate in the discharge of its duties. The functions of the Committee are limited to the foregoing and do not include normal management functions concerning accounting or auditing practices. The Audit Committee met twelve times during 1997.

     The Loan and Investment Committee is authorized and empowered to (i) establish investment and loan policies, (ii) establish individual investment and loan limits, (iii) supervise and administer the investment and loan function,
(iv) undertake such other functions as the Board may from time to time direct. The Loan and Investment Committee met twenty-six times during 1997.

     The Marketing Committee is empowered to oversee and guide the efforts of the Company with respect to (i) cultivating and promoting the Company's position within the community, (ii) the marketing of products and services, and (iii) the discharge of responsibilities with respect to the Community Reinvestment Act. The Marketing Committee met twelve times during 1997.

     The Compensation and Stock Option Committee is authorized and empowered to investigate and recommend to the Board (i) the compensation to be paid to executive officers of the Company and the Bank, (ii) the amount of any bonus under the terms of any contract of employment between the Company or the Bank and any executive officer, (iii) employee benefit plans deemed appropriate for the employees of the Company and the Bank, (iv) supervise the administration of any such employee benefit plans adopted by the Company and the Bank and (v) undertake such other investigations and perform such other functions as the Board may from time to time direct. The Compensation and Stock Option Committee met four times during 1997.

     The Board of Directors of the Bank held twelve regular meetings during 1997, and the Board of Directors of the Company also held twelve regular meetings during 1997. No director attended fewer than 75% of the total number of meetings of the Boards and the committees on which he served during 1997.

     COMPENSATION OF DIRECTORS

     During 1997, fees totaling $150,000 were paid to the Directors for attending meetings of the Bank's Board of Directors. For the period of January 1, 1997 to August 28, 1997, each Director received $550 for each Bank Board meeting attended and $200 for each Bank Committee meeting attended. No such fees were paid to the Directors for attending Board or Committee meetings of First Financial Bancorp in 1997.

     Effective August 28, 1997, each Director received $650 for each Bank Board meeting attended, $600 for each joint Bank Audit, Loan, and Marketing Committee meeting attended, and $300 for each individual Bank committee meeting attended outside of the joint committee meeting schedule. No such fees were paid to First Financial Bancorp for attending Board or committee meetings of First Financial Bancorp in 1997.

     For the period of January 1, 1997 to August 28, 1997, the Chairman of the Board of Directors of the Bank was paid $650 for each Bank Board meeting attended and was also paid $50 per hour for up to eleven hours of specified consulting work. Each Committee Chairman was paid $300 for attendance at each Bank committee meeting.

     Effective August 28, 1997, the Chairman of the Board of Directors of the Bank was paid $850 for each Bank Board meeting attended and was also paid a special project fee by the Company of $350 per month. Each Committee Chairman was paid $400 for each Bank committee meeting.

     The Directors have also received options to purchase shares of the Company's Common Stock pursuant to the automatic grant features of the 1991 Director Stock Option Plan. For more information, see the discussion of the 1991 Director Stock Option Plan under "Change in Control Arrangements -- 1991 Stock Option Plans" herein.

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     The following table sets forth, for each of the last three fiscal years, the compensation of Leon J. Zimmerman, President and Chief Executive Officer of the Company and the Bank, and David M. Philipp, Executive Vice President and Chief Financial Officer of the Company and the Bank. No other executive officer of the Company or the Bank received for the fiscal year ended December 31, 1997 annual salary and bonus exceeding $100,000.


                                                                                      Long-Term Compensation
                                                                                  -------------------------------
                                             Annual Compensation                          Awards          Payouts
                             ---------------------------------------------------  ----------------------  -------
                                                                                   Restricted
                                                                Other Annual         Stock                 LTIP     All Other
Year                               Salary (1)          Bonus    Compensation (2)    Award(s)     Options  Payouts  Compensation (3)
---------------------------  ----------------------   --------  ----------------  -------------  -------  -------  ----------------
 Leon J. Zimmerman:
 1997                                      $128,750    $12,500                -            -           -        -           $5,081
 1996                                      $125,000          -                -            -           -        -           $5,000
 1995                                      $125,000    $17,500                -            -           -        -           $4,028

 David M. Philipp:
 1997                                      $ 93,400    $ 9,340                -            -           -        -           $3,797
 1996                                      $ 93,400          -                -            -           -        -           $3,736
 1995                                      $ 93,400    $ 5,000                -            -           -        -           $2,774
----------------------------

(1) Amounts shown for each year include compensation earned and received as well as amounts earned but deferred at the officer's election.

(2) Mr. Zimmerman and Mr. Philipp did not receive perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total annual salary and bonus during 1997, 1996 and 1995.

(3) All other compensation includes contributions to the Bank of Lodi Employee Stock Ownership Plan (see description herein below) and matching contributions to the Company's 401(k) Profit Sharing Plan.

     AGGREGATED OPTION EXERCISES IN 1997 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information pertaining to options exercised during the last fiscal year and unexercised options as of the end of the last fiscal year for Leon J. Zimmerman, President and Chief Executive Officer of the Company and the Bank and David M. Philipp, Executive Vice President and Chief Financial Officer of the Company and the Bank:


Number of                       Value Realized               Securities Underlying                Value of Unrealized
Shares                         (Market Price at              Number of Unexercised                   in-the-money
Acquired                         exercise less                 Options at FY-End                   Options at FY-End
on Exercise                     exercise price)        Exercisable          Unexercisable     Exercisable  Unexercisable
-----------------------------  -----------------  ---------------------  -------------------  -----------  -------------
Leon J. Zimmerman:
    -                                         -                  36,000                9,000     $207,000        $51,750
David M. Philipp:
    -                                         -                  24,000                6,000     $138,000        $34,500

No options were granted to Mr. Zimmerman or to Mr. Philipp in 1997 and they did not exercise any options in 1997.


     TRANSACTIONS WITH MANAGEMENT

     During 1997, certain directors and officers of the Company and the Bank had loans outstanding with the Bank. Such loans were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     There are no existing or proposed material interests or transactions between the Company and any of its executive officers or directors, except the following:

     Accordia of California Insurance Services, Inc., of which Michael D. Ramsey is Vice President, is the Company's insurance broker. During 1997, Mr. Ramsey received $2,561 in insurance premium commission payments related to services provided to the Company and the Bank.

     CHANGE IN CONTROL ARRANGEMENTS

     1991 STOCK OPTION PLANS. On February 19, 1991, the Board of Directors adopted (i) the First Financial Bancorp 1991 Employee Stock Option Plan (the "Employee Stock Option Plan"), under which officers and key full-time salaried employees of the Company and its subsidiaries may be granted options to purchase shares of the Company's Common Stock; and (ii) the First Financial Bancorp 1991 Director Stock Option Plan (the "Director Stock Option Plan"), under which members of the Board of Directors are granted options to purchase shares of the Company's Common Stock. At the 1991 Annual Meeting, the shareholders approved the adoption of the Employee Stock Option Plan and the Director Stock Option Plan (collectively referred to as the "1991 Stock Option Plans"). The 1991 Stock Option Plans are intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees, and by assisting them in acquiring shares of the Company's Common Stock, which will allow them to benefit directly from the

Company's growth, development and financial success. The Director Stock Option Plan was amended at the 1995 annual meeting of shareholders in respect of the timing of option grants. Section 5(a) of the Director Stock Option Plan, as amended, provides that, on May 1, 1995, each person who is an eligible Board member and who has continuously served on the Board since June 18, 1991, shall be granted an option to purchase 3,150 shares of Common Stock. Accordingly, on May 1, 1995, each of the Directors of the Company (including the eight nominees described in this Proxy Statement) was granted a nonstatutory option for 3,150 shares of Common Stock.


     The Board of Directors of the Company adopted a new, 1997 Stock Option Plan and the shareholders approved such Plan at the annual meeting held on April 22, 1997. No additional option grants will be made under the 1991 Stock Option
Plans after such date.    Such discontinuance will not adversely affect any
stock option previously granted and outstanding under the 1991 Stock Option
Plans.

     1997 STOCK OPTION PLAN. On March 20, 1997, the Board of Directors adopted the First Financial Bancorp 1997 Stock Option Plan (the "1997 Stock Option Plan"), under which directors, officers and key full-time salaried employees of the Company and its subsidiaries and any consultant to the Company and its subsidiaries who is not a member of the Board of Directors may be granted options to purchase shares of the Company's Common Stock. At the 1997 Annual Meeting, the shareholders approved the adoption of the 1997 Stock Option Plan. The 1997 Stock Option Plan is intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees and consultants.

     CHANGE IN CONTROL.   In the event of a sale, dissolution or liquidation of
the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board has the power to cause the termination of options which are then outstanding under the Company's 1991 Stock Option Plans if the surviving or resulting corporation does not agree to assume all outstanding options under such plans; provided, however that in such event the optionees shall have the right prior to such sale, liquidation, dissolution, merger or consolidation to notification thereof as soon as practicable and, thereafter until three days prior to the effectiveness of such sale, dissolution, liquidation, merger or consolidation, to exercise the option without regard to the vesting provisions. This right is conditioned upon the execution of a definitive agreement of merger or consolidation or final plan of sale, liquidation, or dissolution. Under the 1997 Stock Option Plan, in the event of a change in control of the Company, the outstanding options will be subject to the terms of the agreement of merger or reorganization. Such an agreement may provide for the assumption of outstanding options, for payment of a cash settlement or for acceleration of exercisability, in all cases without the consent of the optionees.


     EMPLOYEE STOCK OWNERSHIP PLAN

     Effective January 1, 1992, the Company and the Bank established the Bank of Lodi Employee Stock Ownership Plan. The plan covers all employees, age 21 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The Bank's annual contributions to the plan are made in cash and are at the discretion of the Board of Directors based upon a review of the Company's consolidated profitability. Contributions to the plan are invested primarily in the common stock the Company and are allocated to participants on the basis of salary in the year of allocation. Benefits become 20% vested after the third year of credited service, with an additional 20% vesting each year thereafter until 100% vested after seven years. The Bank's contribution to the plan for 1997 was $98,000.

     PROFIT SHARING PLAN

     Effective January 1, 1997, the Company established the First Financial Bancorp 401(k) Profit Sharing Plan. The plan covers all employees, age 18 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The plan is intended to supplement income upon retirement; the actual retirement benefit for each employee will depend on the amount in the employee's plan account balance at the time of retirement. For each plan year, participating employees may elect to have a portion of their compensation contributed to the plan, and the Company or the Bank may, at its discretion, make matching or other contributions. Company and Bank contributions to the plan for the benefit of employees become 20% vested after the second year of service, with an additional 20% vesting each year thereafter until 100% vested after six years. The Company has appointed Benjamin R. Goehring, Weldon
D. Schumacher, Angelo J. Anagnos, Frank M. Sasaki and Dennis R. Swanson as Trustees to hold all amounts contributed to the plan and to make all distributions and benefit payments. The Company did not make any contributions to the plan for 1997. Total contributions to the plan by the Bank for 1997 were $ 18,383.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any person who owns more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Directors, executive officers and greater than ten percent shareholders, if any, are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, except for one late report for one transaction by each of Angelo Anagnos, Ray Coldani, Benjamin Goehring, David Philipp, Weldon Schumacher, and Dennis Swanson, during the fiscal year ended December 31, 1997, all directors and executive officers of the Company were in compliance with the applicable
Section 16(a) filing requirements. To the Company's knowledge, during the fiscal year ended December 31, 1997, no person owned more than ten percent of the Common Stock of the Company.


                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG Peat Marwick LLP as the Company's certified public accountant for 1998. KPMG Peat Marwick LLP audited the financial statements of the Company for the year ended December 31, 1997. KPMG Peat Marwick LLP has no interest, financial or otherwise, in the Company. The services rendered by KPMG Peat Marwick LLP during the 1997 fiscal year were audit services and included consultation in connection with various accounting, tax reporting, and compensation matters. The Audit Committee of the Board of Directors of the Company approved each professional service rendered by KPMG Peat Marwick LLP during the 1997 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Audit Committee of the Board of Directors before such service was rendered.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

                                 ANNUAL REPORT

     The annual report of the Company containing audited financial statements for the fiscal year ended December 31, 1997, has been combined with the required information of Form 10-K Annual Report. The Company's combined Annual Report, on Form 10-K for the year ended December 31, 1997, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, accompanies this Proxy Statement.


                SHAREHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Next year's Annual Meeting is scheduled to be held on April 27, 1999. Any proposal of a shareholder intended to be presented at the Company's 1999 Annual Meeting must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than November 30, 1998. Any such proposal should be directed to the attention of the President, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242.


                                 OTHER MATTERS

     Management knows of no other matters to be voted upon at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

     You are urged to sign, date and return the enclosed proxy in the envelope provided. No further postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.


                              By Order of the Board of Directors,



                              David M. Philipp
                              Executive Vice President, Chief Financial Officer, and Secretary



Lodi, California
March 20, 1998

                           FIRST FINANCIAL BANCORP
                    SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              ON APRIL 28, 1998

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of First Financial Bancorp and the accompanying Proxy Statement dated March 20, 1998, and revoking any Proxy heretofore given, hereby constitutes and appoints Benjamin R. Goehring and Weldon D. Schumacher, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of First Financial Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of First Financial Bancorp, to be held at 701 South Ham Lane, Lodi California, on Tuesday, April 28, 1998, at 5:30 p.m., or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statements and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of directors.


    (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


                          /*/FOLD AND DETACH HERE/*/

                                                             Please mark     [x]
                                                             your votes as
                                                             indicated in
                                                             this example

1.  To elect as directors the eight nominees set forth below.

    [_] FOR all nominees listed below
        (except as marked to the contrary below)

    [_] WITHHOLD AUTHORITY
        to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW:

Angelo J. Anagnos, Raymond H. Cololani, Benjamin R. Goehring, Bozani Katzakian, Michael D. Ramsey, Frank M. Sasaki, Weldon D. Schumacher, and Dennis R. Swanson.


2. In their discretion to transact such other business as may properly come before the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF
DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE
VOTED AS DIRECTED, IF NO DIRECTION IS MADE, IT WILL BE
VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY
THE BOARD OF DIRECTORS.


We do [_] or do not [_] expect to attend this meeting.

SHAREHOLDER(S)          NO. OF COMMON SHARES
--------------          --------------------

--------------          --------------------
--------------          --------------------

DATE:                   , 1998
      -----------------

Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.
WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS
POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.


THIS PROXY IS SOLICITED BY, AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


                         /*/FOLD AND DETACH HERE/*/